UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On April 30, 2019, Endurance International Group Holdings, Inc. (the “Company”) issued a press release announcing certain financial results and other information for the quarter ended March 31, 2019. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under Item 2.02 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On April 29, 2019, the Board of Directors (the “Board”) of the Company, acting on the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Alexi A. Wellman to the Board. Ms. Wellman was also appointed to serve as a member of the Audit Committee.

Ms. Wellman brings extensive executive leadership experience and expertise in finance and accounting. Ms. Wellman is currently the Chief Financial and Accounting Officer at Altaba Inc., a publicly traded management investment company. Prior to that role, Ms. Wellman was the Vice President, Global Controller of Yahoo from October 2015 to June 2017, and the Vice President, Finance at Yahoo from November 2013 to October 2015. Prior to that, Ms. Wellman served as Chief Financial Officer of Nebraska Book Company, Inc. from December 2011 to June 2013. In addition, from October 2004 to December 2011, Ms. Wellman served as a Partner at KPMG LLP.

Ms. Wellman fills the vacancy created by the resignation of Michael Hayford. As previously announced in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 11, 2019, Mr. Hayford’s resignation became effective on April 29, 2019.

In connection with her appointment to the Board, Ms. Wellman received a grant of 31,897 shares of restricted stock units pursuant to the Company’s Amended and Restated 2013 Stock Incentive Plan. The shares underlying this award will vest on the first anniversary of the grant date. Ms. Wellman also entered into the Company’s standard form of indemnification agreement.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed:

99.1	Press release issued by Endurance International Group Holdings, Inc. on April 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: April 30, 2019

/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer